UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811- 02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: November 30, 2008

Item 1. Schedule of Investments:

Putnam High Yield Trust
The fund's portfolio
11/30/08 (Unaudited)

CORPORATE BONDS AND NOTES (78.2%)(a)
		Principal
		amount	Value

Advertising and marketing services (0.4%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$4,050,000	$3,209,625
Lamar Media Corp. sr. unsec. sub. notes Ser. C,
6 5/8s, 2015		1,255,000	909,875
			4,119,500

Automotive (1.9%)
Allison Transmission 144A company guaranty 11s, 2015		4,195,000	2,055,550
Dana Corp. escrow sr. notes 5.85s, 2015 (In default)
(NON)		6,095,000	610
Ford Motor Credit Co., LLC notes 7 7/8s, 2010		6,665,000	3,397,390
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		3,885,000	1,864,800
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s,
2010		4,215,000	2,191,800
Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009		6,310,000	3,852,653
General Motors Corp. sr. unsec. unsub. notes 7.2s, 2011		9,760,000	2,635,200
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		1,695,000	627,150
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s,
2013		311,000	199,040
Tenneco, Inc. sr. unsec. notes company guaranty
8 1/8s, 2015		965,000	414,950
TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		4,820,000	2,217,200
UCI Holdco, Inc. sr. unsec. notes FRN 10.319s, 2013
(PIK)		3,458,627	1,106,761
			20,563,104

Basic materials (7.4%)
Airgas, Inc. 144A company guaranty sr. sub. notes
7 1/8s, 2018		4,875,000	3,900,000
AK Steel Corp. company guaranty 7 3/4s, 2012		6,250,000	4,390,625
Aleris International, Inc. company guaranty 10s, 2016		440,000	46,200
Aleris International, Inc. company guaranty 9s, 2014
(PIK)		5,040,000	302,400
ARCO Chemical Co. debs. 10 1/4s, 2010		1,525,000	1,143,750
Builders FirstSource, Inc. company guaranty sr. sec.
notes FRN 6.399s, 2012		4,885,000	1,905,150
Century Aluminum Co. company guaranty 7 1/2s, 2014		2,785,000	1,601,375
Clondalkin Acquisition BV 144A company guaranty sr.
sec. notes FRN 4.819s, 2013 (Netherlands)		3,270,000	1,962,000
Compass Minerals International, Inc. sr. disc. notes
Ser. B, 12s, 2013		1,267,000	1,254,330
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011
(Canada)		1,015,000	827,225
Freeport-McMoRan Copper & Gold, Inc. sr. sec. notes
6 7/8s, 2014		1,770,000	1,385,025
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		10,095,000	6,965,550
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015		5,930,000	4,299,250
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
FRN 7.084s, 2015		2,095,000	1,297,796
Georgia-Pacific Corp. debs. 9 1/2s, 2011		4,275,000	3,740,625
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011
(Canada)		5,905,000	5,491,650
Hercules, Inc. company guaranty 6 3/4s, 2029		4,570,000	4,775,650
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance,
ULC company guaranty 9 3/4s, 2014		2,460,000	1,279,200
Huntsman International, LLC company guaranty sr.
unsec. sub. notes 7 7/8s, 2014		4,140,000	2,732,400
Huntsman, LLC company guaranty sr. unsub. notes
11 5/8s, 2010		1,000	950
International Paper Co. bonds 7.4s, 2014		3,255,000	2,629,732
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		1,353,000	378,840
Metals USA, Inc. sec. notes 11 1/8s, 2015		6,050,000	3,720,750
Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		9,330,000	3,615,375
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s,
2016		3,440,000	2,958,400
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s,
2014		780,000	663,000
NewPage Corp. company guaranty 10s, 2012		2,910,000	1,571,400
NewPage Holding Corp. sr. notes FRN 10.265s, 2013 (PIK)		1,747,015	611,455
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		4,651,000	2,627,815
Novelis, Inc. company guaranty 7 1/4s, 2015		6,057,000	3,513,060
Rockwood Specialties Group, Inc. company guaranty
7 5/8s, 2014	EUR	3,140,000	2,712,985
Smurfit-Stone Container Enterprises, Inc. sr. unsec.
unsub. notes 8s, 2017		$410,000	108,650
Steel Dynamics, Inc. company guaranty sr. unsec.

unsub. notes 6 3/4s, 2015		8,140,000	5,006,100
Stone Container Corp. sr. notes 8 3/8s, 2012		2,405,000	673,400
Tube City IMS Corp. company guaranty 9 3/4s, 2015		3,295,000	1,647,500
Verso Paper Holdings, LLC/ Verso Paper, Inc. company
guaranty 11 3/8s, 2016		1,390,000	514,300
			82,253,913

Broadcasting (1.8%)
Clear Channel Communications, Inc. sr. unsec. notes
7.65s, 2010		3,870,000	2,360,700
Clear Channel Communications, Inc. sr. unsec. notes
5 1/2s, 2014		810,000	121,500
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015		9,527,000	7,740,688
DirecTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016		1,410,000	1,202,025
Echostar DBS Corp. company guaranty 7s, 2013		240,000	180,000
Echostar DBS Corp. sr. notes 6 3/8s, 2011		7,990,000	6,791,500
Sirius Satellite Radio, Inc. sr. unsec. notes 9 5/8s,
2013		5,610,000	1,374,450
Univision Communications, Inc. 144A company guaranty
unsec. notes 9 3/4s, 2015 (PIK)		3,150,000	401,625
Young Broadcasting, Inc. company guaranty 10s, 2011		4,339,000	65,085
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014		1,140,000	15,675
			20,253,248

Building materials (1.0%)
Associated Materials, Inc. company guaranty 9 3/4s,
2012		6,577,000	5,623,335
NTK Holdings, Inc. sr. disc. notes stepped-coupon zero
% (10 3/4s, 9/1/09), 2014 (STP)		4,195,000	964,850
Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013		1,995,000	1,516,200
Texas Industries, Inc. 144A company guaranty sr.
unsec. notes 7 1/4s, 2013		790,000	600,400
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec.
notes 10s, 2013		945,000	661,500
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub.
notes 8 1/2s, 2014		7,430,000	2,266,150
			11,632,435

Cable television (2.2%)
Adelphia Communications Corp. zero %, 2011		90,000	2,700
Adelphia Communications Corp. zero %, 2009		5,000	150
Adelphia Communications Corp. zero %, 2009		5,000	150
Adelphia Communications Corp. zero %, 2009		2,918,000	87,540
Adelphia Communications Corp. escrow zero %, 2009		2,471,000	74,130
Adelphia Communications Corp. escrow bonds zero %, 2010		3,231,000	96,930
Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014		1,980,000	1,415,700
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012		2,810,000	2,304,200
CCH I Holdings, LLC company guaranty 12 1/8s, 2015		187,000	25,245
CCH I, LLC sec. notes 11s, 2015		15,401,000	4,081,265
CCH II, LLC sr. unsec. notes 10 1/4s, 2010		4,325,000	2,194,938
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010		9,505,000	4,514,875
CSC Holdings, Inc. sr. notes 6 3/4s, 2012		4,665,000	3,906,938
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011		4,000	3,540
Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/2s, 2013		1,108,000	908,560
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)		2,200,000	1,551,000
Rainbow National Services, LLC 144A sr. notes 8 3/4s,
2012		3,540,000	3,115,200
			24,283,061

Capital goods (5.2%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		2,693,000	2,302,515
Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011		860,000	795,500
Baldor Electric Co. company guaranty 8 5/8s, 2017		1,665,000	1,232,100
BBC Holding Corp. sr. notes 8 7/8s, 2014		4,220,000	2,236,600
Berry Plastics Corp. company guaranty sr. sec. notes
FRN 9.503s, 2015		2,685,000	1,986,900
Blount, Inc. sr. sub. notes 8 7/8s, 2012		1,055,000	945,544
Bombardier, Inc. 144A sr. unsec. notes FRN 7.37s, 2013
(Canada)	EUR	1,625,000	1,577,677
Crown Americas, LLC/Crown Americas Capital Corp. sr.
notes 7 5/8s, 2013		$2,755,000	2,548,375
General Cable Corp. company guaranty sr. unsec. notes
FRN 6.258s, 2015		4,895,000	2,790,150
Hawker Beechcraft Acquisition Co., LLC sr. sub. notes
9 3/4s, 2017		3,753,000	1,219,725
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		5,765,000	4,381,400
L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		5,525,000	4,585,750
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		8,700,000	8,509,400
Owens-Brockway Glass Container, Inc. company guaranty
6 3/4s, 2014	EUR	725,000	663,253
Owens-Illinois, Inc. debs. 7 1/2s, 2010		$15,000	14,400
RBS Global, Inc. / Rexnord Corp. company guaranty
9 1/2s, 2014		6,165,000	4,315,500
Ryerson Tull, Inc. 144A sec. notes 12 1/4s, 2015		3,955,000	2,452,100

Sequa Corp. 144A company guaranty sr. unsec. notes
11 3/4s, 2015	1,160,000	510,400
TD Funding Corp. company guaranty 7 3/4s, 2014	4,315,000	3,279,400
Terex Corp. company guaranty 7 3/8s, 2014	6,165,000	4,870,350
Titan International, Inc. company guaranty 8s, 2012	5,145,000	4,013,100
WCA Waste Corp. company guaranty 9 1/4s, 2014	3,545,000	2,836,000
		58,066,139

Coal (1.2%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	8,665,000	6,975,325
Peabody Energy Corp. company guaranty 7 3/8s, 2016	8,055,000	6,927,300
		13,902,625

Commercial and consumer services (0.4%)
Aramark Corp. company guaranty 8 1/2s, 2015	5,585,000	4,635,550
		4,635,550

Consumer (0.7%)
Jostens IH Corp. company guaranty 7 5/8s, 2012	6,600,000	5,280,000
Yankee Acquisition Corp. company guaranty Ser. B,
8 1/2s, 2015	6,400,000	2,976,000
		8,256,000

Consumer staples (3.3%)
Archibald Candy Corp. company guaranty 10s, 2009 (In
default) (F)(NON)	878,534	13,567
Buffets, Inc. company guaranty 12 1/2s, 2014 (In
default)	1,920,000	4,800
Chiquita Brands International, Inc. sr. notes 7 1/2s,
2014	5,035,000	3,423,800
Chiquita Brands International, Inc. sr. unsec. unsub.
notes 8 7/8s, 2015	820,000	582,200
Church & Dwight Co., Inc. company guaranty 6s, 2012	2,279,000	2,102,378
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	3,615,000	3,000,450
Dean Foods Co. company guaranty 7s, 2016	3,405,000	2,647,388
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	6,390,000	5,782,950
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	3,800,000	2,584,000
Jarden Corp. company guaranty 7 1/2s, 2017	4,175,000	2,713,750
OSI Restaurant Partners, Inc. company guaranty 10s,
2015	2,035,000	407,000
Pinnacle Foods Finance LLC sr. sub. notes 10 5/8s, 2017	2,590,000	1,450,400
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	5,684,000	5,186,650
Rite Aid Corp. company guaranty 9 1/2s, 2017	3,860,000	1,138,700
Rite Aid Corp. sec. notes 7 1/2s, 2017	985,000	561,450
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	5,840,000	1,168,000
Spectrum Brands, Inc. sr. unsec. sub. notes company
guaranty stepped-coupon 11s (12.5s, 4/2/09), 2013
(STP) (PIK)	3,520,000	950,400
Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	2,260,000	1,881,674
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	1,440,000	1,008,000
		36,607,557

Energy (0.6%)
Inergy LP/Inergy Finance Corp. sr. unsec. notes
6 7/8s, 2014	8,670,000	6,307,425
		6,307,425

Energy (oil field) (2.0%)
Complete Production Services, Inc. company guaranty
8s, 2016	4,520,000	2,847,600
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	714,000	549,780
Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	7,545,000	3,961,125
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	2,350,000	1,568,625
Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	2,535,000	1,768,163
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	4,060,000	2,963,800
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	2,810,604	2,897,876
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	3,105,000	2,647,013
Stallion Oilfield Services/Stallion Oilfield Finance
Corp. 144A sr. unsec. notes 9 3/4s, 2015	7,790,000	2,901,775
		22,105,757

Entertainment (1.2%)
AMC Entertainment, Inc. company guaranty 11s, 2016	2,608,000	1,851,680
Avis Budget Car Rental, LLC company guaranty 7 3/4s,
2016	4,160,000	1,060,800
Avis Budget Car Rental, LLC company guaranty 7 5/8s,
2014	2,720,000	666,400
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 (STP)	1,885,000	1,545,700
Hertz Corp. company guaranty 8 7/8s, 2014	5,330,000	2,751,613
Marquee Holdings, Inc. sr. disc. notes 12s, 2014	5,200,000	2,938,000
Universal City Florida Holding Co. sr. notes 8 3/8s,
2010	1,132,000	520,720
Universal City Florida Holding Co. sr. unsec. notes

FRN 7.943s, 2010	3,396,000	1,562,160
		12,897,073

Financials (2.3%)
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	3,615,000	2,114,775
GMAC, LLC sr. unsec. unsub. notes 7 3/4s, 2010	4,982,000	2,641,815
GMAC, LLC sr. unsec. unsub. notes 7s, 2012	1,490,000	521,500
GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2012	15,110,000	5,289,543
GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	8,572,000	2,785,274
GMAC, LLC sr. unsec. unsub. notes 6 5/8s, 2012	2,265,000	792,750
GMAC, LLC sr. unsec. unsub. notes FRN 5.011s, 2014	1,127,000	304,290
HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015	1,285,000	706,750
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	915,000	605,044
Lender Processing Services, Inc. company guaranty sr.
unsec. unsub. notes 8 1/8s, 2016	4,505,000	3,784,200
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	1,495,000	1,296,913
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	3,590,000	2,970,725
Liberty Mutual Group 144A company guaranty FRB
10 3/4s, 2058	1,980,000	1,011,375
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	2,770,000	848,313
Rouse Co., LP (The) / TRC Property Holdings, Inc. 144A
sr. unsec. unsub. notes 6 3/4s, 2013 (R)	505,000	111,100
USI Holdings Corp. 144A sr. unsec. notes FRN 6.024s,
2014	840,000	345,450
		26,129,817

Gaming and lottery (2.2%)
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	3,415,000	1,929,475
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	1,050,000	630,000
Harrah's Operating Co., Inc. 144A company guaranty sr.
notes 10 3/4s, 2016	12,350,000	2,747,875
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015	5,475,000	2,080,500
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	1,882,000	1,068,035
MGM Mirage, Inc. company guaranty 6s, 2009	7,177,000	5,813,370
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,080
Pinnacle Entertainment, Inc. company guaranty sr.
unsec. sub. notes 7 1/2s, 2015	550,000	302,500
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s,
2012	4,935,000	3,602,550
Station Casinos, Inc. sr. notes 6s, 2012	3,895,000	1,207,450
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015	9,675,000	1,402,875
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	5,975,000	4,227,313
		25,013,023

Health care (8.9%)
Community Health Systems, Inc. company guaranty
8 7/8s, 2015	9,635,000	7,732,088
DaVita, Inc. company guaranty 6 5/8s, 2013	4,470,000	3,955,950
Elan Finance PLC/Elan Finance Corp. company guaranty
7 3/4s, 2011 (Ireland)	6,570,000	3,744,900
HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016
(PIK)	3,780,000	2,721,600
HCA, Inc. sr. sec. notes 9 1/4s, 2016	9,070,000	7,369,375
HCA, Inc. sr. sec. notes 9 1/8s, 2014	10,235,000	8,315,938
HCA, Inc. sr. unsec. notes 7 7/8s, 2011	116,000	99,760
HCA, Inc. sr. unsec. notes 6 3/8s, 2015	2,250,000	1,293,750
HCA, Inc. sr. unsec. notes 5 3/4s, 2014	2,385,000	1,371,375
Health Management Associates, Inc. sr. notes 6 1/8s,
2016	6,020,000	3,596,950
IASIS Healthcare/IASIS Capital Corp. sr. sub. notes
8 3/4s, 2014	400,000	304,000
Omnicare, Inc. company guaranty 6 3/4s, 2013	435,000	363,225
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,215,000	972,000
Psychiatric Solutions, Inc. company guaranty 7 3/4s,
2015	4,952,000	3,590,200
Select Medical Corp. company guaranty 7 5/8s, 2015	7,840,000	4,625,600
Service Corporation International debs. 7 7/8s, 2013	3,897,000	3,585,240
Service Corporation International sr. unsec. unsub.
notes 6 3/4s, 2016	795,000	600,225
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	6,905,000	5,662,100
Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	3,875,000	3,216,250
Surgical Care Affiliates, Inc. 144A sr. sub. notes
10s, 2017	4,280,000	2,268,400
Surgical Care Affiliates, Inc. 144A sr. unsec. notes
8 7/8s, 2015 (PIK)	2,750,000	1,650,000
Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	7,500,000	5,175,000
Tenet Healthcare Corp. sr. unsec. notes 6 1/2s, 2012	1,370,000	1,000,100
Tenet Healthcare Corp. sr. unsec. unsub. notes 6 3/8s,
2011	6,547,000	4,975,720
US Oncology, Inc. company guaranty 9s, 2012	4,985,000	4,150,013
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s,
2014	7,124,000	5,699,200
Ventas Realty LP/Capital Corp. company guaranty 9s,
2012 (R)	8,800,000	8,052,000

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014
(R)	1,730,000	1,418,600
Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016
(R)	2,310,000	1,807,575
		99,317,134

Homebuilding (1.1%)
D.R. Horton, Inc. company guaranty 8s, 2009	395,000	387,100
D.R. Horton, Inc. company guaranty sr. unsub. notes
5s, 2009	2,960,000	2,889,700
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	4,000	3,240
K. Hovnanian Enterprises, Inc. company guaranty sr.
sec. notes 11 1/2s, 2013	2,800,000	2,142,000
Meritage Homes Corp. company guaranty 6 1/4s, 2015	4,325,000	2,162,500
Meritage Homes Corp. sr. notes 7s, 2014	760,000	456,000
Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014 (R)	9,170,000	1,604,750
Toll Brothers, Inc. company guaranty sr. unsec. sub.
notes 8 1/4s, 2011	2,505,000	2,079,150
		11,724,440

Household furniture and appliances (0.1%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	2,432,000	1,325,440
		1,325,440

Lodging/Tourism (0.8%)
FelCor Lodging LP company guaranty 8 1/2s, 2011 (R)	2,685,000	1,859,363
Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016
(R)	130,000	86,450
Host Marriott LP sr. notes 7 1/8s, 2013 (R)	100,000	72,750
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	6,235,000	4,676,250
Seminole Hard Rock Entertainment, Inc. 144A sr. sec.
notes FRN 5.319s, 2014	3,225,000	1,870,500
		8,565,313

Media (1.8%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	2,630,000	1,538,550
Affinion Group, Inc. company guaranty 10 1/8s, 2013	5,580,000	3,822,300
Affinity Group, Inc. sr. sub. notes 9s, 2012	4,965,000	3,227,250
Idearc, Inc. company guaranty 8s, 2016	11,540,000	952,050
Liberty Media, LLC sr. notes 5.7s, 2013	1,895,000	1,271,441
Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	2,340,000	2,293,200
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	4,980,000	3,585,600
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty stepped-coupon zero % (12 1/2s, 8/1/11), 2016
(STP)	5,025,000	1,859,250
R.H. Donnelley Corp. sr. unsec. notes 6 7/8s, 2013	21,000	2,730
R.H. Donnelley Corp. sr. unsec. unsub. notes 8 7/8s,
2017	72,000	9,360
R.H. Donnelley, Inc. 144A company guaranty sr. unsec.
notes 11 3/4s, 2015	6,501,000	1,722,765
		20,284,496

Oil and gas (8.2%)
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	6,790,000	2,512,300
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	5,055,000	4,018,725
Chesapeake Energy Corp. sr. notes 7s, 2014	1,775,000	1,349,000
Compton Petroleum Corp. company guaranty 7 5/8s, 2013
(Canada)	9,165,000	3,757,650
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	4,580,000	3,435,000
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	4,755,000	2,472,600
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	4,460,000	3,055,100
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,775,000	1,540,150
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	2,265,000	1,562,850
Encore Acquisition Co. sr. sub. notes 6s, 2015	6,129,000	4,045,140
Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	217,000	155,155
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	5,575,000	3,902,500
Ferrellgas LP/Finance 144A sr. notes 6 3/4s, 2014	1,350,000	945,000
Forest Oil Corp. sr. notes 8s, 2011	4,319,000	3,779,125
Harvest Operations Corp. sr. notes 7 7/8s, 2011
(Canada)	6,030,000	4,040,100
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr.
unsec. notes 7 3/4s, 2015	2,335,000	1,669,525
Newfield Exploration Co. sr. sub. notes 7 1/8s, 2018	2,415,000	1,726,725
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	6,730,000	5,148,450
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	3,335,000	3,089,010
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	4,915,000	3,759,975
PetroHawk Energy Corp. 144A sr. unsec. unsub. notes
7 7/8s, 2015	4,030,000	2,841,150
Petroleum Development Corp. company guaranty sr.
unsec. notes 12s, 2018	3,285,000	2,250,225
Petroplus Finance, Ltd. company guaranty 6 3/4s, 2014
(Bermuda)	4,925,000	3,176,625
Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	875,000	634,375

Plains Exploration & Production Co. company guaranty
7s, 2017	5,520,000	3,698,400
Quicksilver Resources, Inc. company guaranty 7 1/8s,
2016	3,675,000	2,113,125
Quicksilver Resources, Inc. company guaranty sr.
unsec. notes 8 1/4s, 2015	1,360,000	877,200
Sabine Pass LNG LP sec. notes 7 1/2s, 2016	3,775,000	2,604,750
SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 7.508s, 2014	1,965,000	1,311,899
SandRidge Energy, Inc. company guaranty unsec. unsub.
notes 8 5/8s, 2015 (PIK)	5,500,000	3,492,500
SandRidge Energy, Inc. sr. notes 8s, 2018	560,000	358,400
Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	7,670,000	4,218,500
Whiting Petroleum Corp. company guaranty 7s, 2014	7,100,000	4,792,500
Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012	25,000	21,625
Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	1,525,000	1,166,625
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	1,915,000	1,714,932
		91,236,911

Publishing (0.8%)
American Media, Inc. sr. unsec. sub. notes company
guaranty 8 7/8s, 2011	835,000	334,000
American Media, Inc. sr. unsec. sub. notes company
guaranty Ser. B, 10 1/4s, 2009	5,770,000	2,452,250
American Media, Inc. 144A company guaranty sr. unsec.
sub. notes 10 1/4s, 2009	209,797	89,164
American Media, Inc. 144A company guaranty sr. unsec.
sub. notes 8 7/8s, 2011	30,361	12,144
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	3,499,006	1,364,612
Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	2,700,000	2,072,250
Dex Media, Inc. disc. notes 9s, 2013	1,085,000	141,050
Quebecor Media, Inc. sr. unsec. notes Ser. *, 7 3/4s,
2016 (Canada)	1,020,000	683,400
Reader's Digest Association, Inc. (The) company
guaranty sr. unsec. sub. notes 9s, 2017	5,105,000	1,263,488
Vertis, Inc. company guaranty sr. notes zero %, 2014
(F)(PIK)	2,904,803	232,384
		8,644,742

Regional Bells (1.4%)
Cincinnati Bell, Inc. company guaranty 7s, 2015	2,210,000	1,574,625
Citizens Communications Co. notes 9 1/4s, 2011	4,245,000	3,640,088
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	6,305,000	4,098,250
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	5,180,000	4,273,500
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,875,000	1,840,000
Valor Telecommunications Enterprises LLC/Finance Corp.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2015	550,000	467,500
		15,893,963

Retail (1.1%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	3,595,000	1,473,950
Autonation, Inc. company guaranty sr. unsec. notes FRN
6.753s, 2013	1,650,000	1,047,750
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s,
2014	3,080,000	462,000
Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	4,075,000	1,018,750
Harry & David Holdings, Inc. company guaranty 9s, 2013	3,645,000	1,530,900
Harry & David Holdings, Inc. company guaranty sr.
unsec. notes FRN 7.81s, 2012	1,125,000	450,000
Michaels Stores, Inc. company guaranty 11 3/8s, 2016	7,115,000	1,565,300
Neiman-Marcus Group, Inc. company guaranty 9s, 2015
(PIK)	6,505,000	2,764,625
United Auto Group, Inc. company guaranty 7 3/4s, 2016	4,915,000	1,793,975
		12,107,250

Technology (4.3%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	2,890,000	1,676,200
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	4,000	2,480
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	4,690,000	2,814,000
Avago Technologies Finance company guaranty 11 7/8s,
2015 (Singapore)	1,160,000	904,800
Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	1,695,000	1,375,069
Avago Technologies Finance company guaranty FRN 8.31s,
2013 (Singapore)	18,000	14,985
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	990,000	841,500
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	2,045,000	1,513,300
Ceridian Corp. 144A sr. unsec. notes 11 1/4s, 2015	3,885,000	2,039,625
Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	1,625,000	1,174,063
Freescale Semiconductor, Inc. company guaranty sr.
unsec. notes 8 7/8s, 2014	8,000,000	2,720,000
Freescale Semiconductor, Inc. company guaranty sr.
unsec. sub. notes 10 1/8s, 2016	6,035,000	1,508,750
Freescale Semiconductor, Inc. company guaranty sr.
unsec. sub. notes 9 1/8s, 2014 (PIK)	20,000	4,100

Iron Mountain, Inc. company guaranty 8 3/4s, 2018		1,860,000	1,581,000
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		1,696,000	1,534,880
Iron Mountain, Inc. company guaranty 7 3/4s, 2015		125,000	105,000
Iron Mountain, Inc. company guaranty 6 5/8s, 2016		235,000	183,300
Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020		2,710,000	2,100,250
Lucent Technologies, Inc. unsec. debs. 6.45s, 2029		3,434,000	1,373,600
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		3,055,000	1,222,000
Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)		1,675,000	485,750
Nortel Networks, Ltd. company guaranty sr. unsec.
notes FRN 9.003s, 2011 (Canada)		4,925,000	1,600,625
Nortel Networks, Ltd. 144A sr. unsecd. notes company
guaranty 10 3/4s, 2016 (Canada)		2,580,000	748,200
NXP BV/NXP Funding, LLC company guaranty sr. sec.
notes FRN 7.503s, 2013 (Netherlands)		3,330,000	824,175
NXP BV/NXP Funding, LLC sec. notes 7 7/8s, 2014
(Netherlands)		2,495,000	748,500
Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015		3,355,000	1,023,275
Sanmina Corp. company guaranty sr. unsec. sub. notes
6 3/4s, 2013		805,000	402,500
Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		1,245,000	560,250
Seagate Technology Hdd Holdings company guaranty 6.8s,
2016 (Cayman Islands)		2,580,000	1,680,519
SunGard Data Systems, Inc. company guaranty 10 1/4s,
2015		1,844,000	1,069,520
SunGard Data Systems, Inc. company guaranty 9 1/8s,
2013		9,433,000	7,310,575
SunGard Data Systems, Inc. 144A sr. unsec. notes
10 5/8s, 2015		2,256,000	1,737,120
Travelport LLC company guaranty 11 7/8s, 2016		1,450,000	348,000
Travelport LLC company guaranty 9 7/8s, 2014		3,800,000	1,330,000
Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016		2,590,000	1,036,000
Xerox Capital Trust I company guaranty 8s, 2027		3,365,000	2,469,863
			48,063,774

Telecommunications (6.3%)
American Tower Corp. sr. notes 7 1/2s, 2012		2,635,000	2,463,725
American Tower Corp. 144A sr. notes 7s, 2017		2,450,000	2,107,000
BCM Ireland Finance Ltd. 144A FRN 9.245s, 2016 (Cayman
Islands)	EUR	1,715,000	1,355,932
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		$3,145,000	3,101,756
Centennial Communications Corp. sr. notes 10s, 2013		1,015,000	1,020,075
Centennial Communications Corp. sr. unsec. notes FRN
9.633s, 2013		1,155,000	1,079,925
Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015
(Jamaica)		3,100,000	1,596,500
Digicel, Ltd. 144A sr. unsec. unsub. notes 9 1/4s,
2012 (Jamaica)		3,550,000	2,627,000
Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)		7,197,000	6,315,368
Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		10,665,000	8,532,000
Intelsat Intermediate Holding Co., Ltd. company
guaranty stepped-coupon zero % (9 1/4s, 2/1/10), 2015
(Bermuda) (STP)		2,355,000	1,589,625
Intelsat Subsidiary Holding Co., Ltd. 144A sr. unsec.
notes 8 1/2s, 2013 (Bermuda)		2,120,000	1,812,600
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		5,355,000	2,811,375
Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		1,210,000	583,825
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		8,510,000	6,978,200
Nextel Communications, Inc. company guaranty sr.
unsec. notes Ser. D, 7 3/8s, 2015		6,820,000	2,728,000
Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s,
2013		1,365,000	554,839
Nordic Telephone Co. Holdings ApS 144A sr. sec. bond
8 7/8s, 2016 (Denmark)		1,035,000	750,375
PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		2,530,000	1,410,475
Sprint Capital Corp. company guaranty 6 7/8s, 2028		8,635,000	4,231,150
Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013		3,400,000	1,972,000
West Corp. company guaranty 11s, 2016		1,540,000	662,200
West Corp. company guaranty 9 1/2s, 2014		2,805,000	1,486,650
Wind Aquisition Finance SA notes 9 3/4s, 2015
(Netherlands)	EUR	2,085,000	2,092,869
Windstream Corp. company guaranty 8 5/8s, 2016		$6,750,000	5,265,000
Windstream Corp. company guaranty 8 1/8s, 2013		5,725,000	4,723,125
			69,851,589

Telephone (0.8%)
Cricket Communications, Inc. company guaranty 9 3/8s,
2014		7,940,000	6,302,375
iPCS, Inc. company guaranty sr. sec. notes FRN 5.318s,
2013		1,965,000	1,375,500
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014		1,925,000	1,520,750
			9,198,625

Textiles (1.2%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
FRN Ser. B, 6.508s, 2014	6,470,000	4,173,150
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	4,115,000	2,304,400
Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	8,088,000	4,852,800
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	3,590,000	2,548,900
		13,879,250

Utilities and power (7.6%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,840,000	1,269,600
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	3,863,000	3,370,468
AES Corp. (The) 144A sr. notes 8s, 2020	1,435,000	918,400
Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s,
2012	3,310,000	3,111,400
Cleveland Electric Illuminating Co. (The) 144A sr.
notes Ser. D, 7.88s, 2017	10,000	9,821
CMS Energy Corp. sr. notes 8 1/2s, 2011	1,294,000	1,232,939
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,760,000	1,680,154
Colorado Interstate Gas Co. debs. 6.85s, 2037	3,610,000	2,421,888
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	5,430,000	4,126,800
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	2,130,000	1,666,725
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	2,495,000	2,033,425
Edison Mission Energy sr. unsec. notes 7.2s, 2019	3,925,000	2,865,250
Edison Mission Energy sr. unsec. notes 7s, 2017	2,750,000	2,062,500
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	135,000	85,388
Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	1,950,000	1,667,250
Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s,
2016	625,000	475,000
Mirant Americas Generation, Inc. sr. unsec. notes
8.3s, 2011	4,214,000	3,897,950
Mirant North America, LLC company guaranty 7 3/8s, 2013	6,700,000	5,795,500
NRG Energy, Inc. company guaranty 7 3/8s, 2017	2,710,000	2,188,325
NRG Energy, Inc. sr. notes 7 3/8s, 2016	13,820,000	11,228,750
Oncor Electric Delivery Co. 144A 1st mtge. sec. bond
5.95s, 2013	4,560,000	4,170,690
Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	4,730,000	4,588,100
PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	2,275,000	1,785,875
PP&L Electric Utilities Corp. 1st mtge. sr. sec. bond
7 1/8s, 2013	3,625,000	3,792,411
Sierra Pacific Power Co. general ref. mtge. 6 1/4s,
2012	1,238,000	1,226,745
Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	5,255,000	4,871,238
Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes 7.2s, 2011	1,680,000	1,565,562
Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2012	2,785,000	2,593,247
Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2015	370,000	322,503
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs.
7 1/2s, 2017	1,495,000	1,274,456
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s,
2028	710,000	508,595
Transcontinental Gas Pipeline Corp. sr. unsec. debs.
7 1/4s, 2026	5,220,000	4,536,613
Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	173,000	161,361
Williams Partners LP/ Williams Partners Finance Corp.
sr. unsec. notes 7 1/4s, 2017	2,050,000	1,609,250
		85,114,179

Total corporate bonds and notes (cost $1,386,487,017)		$872,233,333

SENIOR LOANS (10.1%)(a)(c)
	Principal
	amount	Value

Automotive (0.3%)
Allison Transmission bank term loan FRN Ser. B,
4.996s, 2014	$3,345,247	$1,992,810
Dana Corp. bank term loan FRN 7.167s, 2015	2,258,954	1,340,312
		3,333,122

Basic materials (1.0%)
Celanese Corp. bank term loan FRN Ser. B, 5.553s, 2014	1,345,000	1,018,357
Domtar Corp. bank term loan FRN 3.553s, 2014 (Canada)	252,400	189,580
Georgia-Pacific, LLC bank term loan FRN Ser. B,
4.299s, 2013	5,817,470	4,463,291
Graphic Packaging Corp. bank term loan FRN Ser. C,
6.778s, 2014	1,074,144	827,985
Huntsman International, LLC bank term loan FRN Ser. B,
3.186s, 2012	4,821,402	3,162,840
NewPage Holding Corp. bank term loan FRN 7s, 2014	1,020,063	748,471
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 3.546s, 2012	1,271,948	1,018,618
		11,429,142

Broadcasting (0.2%)
Univision Communications, Inc. bank term loan FRN Ser.
B, 3.686s, 2014	4,495,000	1,998,028

		1,998,028

Cable television (--%)
Cablevision Systems Corp. bank term loan FRN 4.569s,
2013	403,418	333,940
		333,940

Capital goods (0.9%)
Allied Waste Industries, Inc. bank term loan FRN
6.82s, 2012	1,220,295	1,172,355
Allied Waste Industries, Inc. bank term loan FRN
2.609s, 2012	1,707,592	1,640,507
Hawker Beechcraft Acquisition Co., LLC bank term loan
FRN 3.562s, 2014	98,694	51,744
Hawker Beechcraft Acquisition Co., LLC bank term loan
FRN Ser. B, 5.762s, 2014	1,884,469	988,001
Manitowoc Co., Inc. (The) bank term loan FRN Ser. B,
6 1/2s, 2014	2,175,000	1,546,425
Sensata Technologies BV bank term loan FRN 5.257s,
2013 (Netherlands)	1,002,964	577,707
Sequa Corp. bank term loan FRN 6.354s, 2014	1,589,439	1,084,792
Transdigm, Inc. bank term loan FRN 5.21s, 2013	630,000	475,650
Wesco Aircraft Hardware Corp. bank term loan FRN
7.19s, 2014	1,180,000	861,400
Wesco Aircraft Hardware Corp. bank term loan FRN
3.69s, 2013	1,590,000	1,219,001
		9,617,582

Communication services (0.8%)
Alltel Communications, Inc. bank term loan FRN Ser.
B2, 5.316s, 2015	3,913,266	3,705,644
Alltel Communications, Inc. bank term loan FRN Ser.
B3, 4.123s, 2015	1,971,354	1,878,946
Charter Communications, Inc. bank term loan FRN 5.06s,
2014	705,779	474,342
Mediacom Communications Corp. bank term loan FRN Ser.
C, 2.59s, 2015	3,974,392	2,722,459
		8,781,391

Consumer cyclicals (2.4%)
CCM Merger, Inc. bank term loan FRN Ser. B, 5.152s,
2012	1,773,242	797,959
Cinemark USA, Inc. bank term loan FRN 3.66s, 2013	834,586	628,324
Citadel Communications bank term loan FRN Ser. B,
4.277s, 2014	1,175,000	423,000
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 7.538s, 2014	970,000	436,500
GateHouse Media, Inc. bank term loan FRN Ser. B, 4.2s,
2014	2,399,620	551,913
GateHouse Media, Inc. bank term loan FRN Ser. DD,
9.076s, 2014	895,380	205,938
Goodman Global Holdings, Inc. bank term loan FRN Ser.
B, 7.708s, 2011	3,489,650	2,669,582
Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.9s, 2010	8,970,000	5,606,250
Isle of Capri Casinos, Inc. bank term loan FRN 5.512s,
2014	1,357,328	839,281
Isle of Capri Casinos, Inc. bank term loan FRN Ser. A,
5.512s, 2014	409,260	253,059
Isle of Capri Casinos, Inc. bank term loan FRN Ser. B,
5.512s, 2014	542,931	335,712
Lear Corp bank term loan FRN 5.02s, 2013	4,003,788	1,861,762
Navistar Financial Corp. bank term loan FRN 4.913s,
2012	2,241,333	1,210,320
Navistar International Corp. bank term loan FRN
4.686s, 2012	6,163,667	3,328,380
Six Flags Theme Parks bank term loan FRN 4.344s, 2015	5,619,746	3,449,119
Tribune Co. bank term loan FRN Ser. B, 6s, 2014	8,650,500	2,429,346
Tropicana Entertainment bank term loan FRN Ser. B,
5 1/4s, 2011	2,650,000	718,150
United Components, Inc. bank term loan FRN Ser. D,
4.39s, 2012	527,778	380,000
Visteon Corp. bank term loan FRN Ser. B, 7 3/4s, 2013	1,860,000	591,480
		26,716,075

Consumer staples (0.5%)
Dole Food Co., Inc. bank term loan FRN Ser. B, 3.671s,
2013	266,156	187,070
Dole Food Co., Inc. bank term loan FRN Ser. C, 5.174s,
2013	991,620	696,967
Dole Food Co., Inc. bank term loan FRN Ser. C, 4.689s,
2013	150,166	105,545
Pinnacle Foods Holding Corp. bank term loan FRN Ser.
B, 6.423s, 2014	997,437	672,439
Rental Service Corp. bank term loan FRN 7.699s, 2013	4,300,710	2,406,604
Rite-Aid Corp. bank term loan FRN Ser. B, 5.014s, 2014	333,325	224,161
Ticketmaster bank term loan FRN Ser. B, 6.64s, 2014	1,160,000	916,400
		5,209,186

Energy (--%)
Enterprise GP Holdings, LP bank term loan FRN 5.639s,
2014	375,000	303,750
		303,750

Financials (0.1%)
General Growth Properties, Inc. bank term loan FRN
Ser. A, 2.92s, 2010 (R)	350,000	74,200
Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.238s, 2014	1,263,650	576,767
		650,967

Health care (1.8%)
Bausch & Lomb, Inc. bank term loan FRN Ser. B, 7.012s,
2015	1,790,863	1,289,421
Bausch & Lomb, Inc. bank term loan FRN Ser. DD,
7.012s, 2015 (U)	451,099	324,791
Biomet, Inc. bank term loan FRN Ser. B, 6.762s, 2015	1,975,025	1,602,857
Community Health Systems, Inc. bank term loan FRN Ser.
B, 4.394s, 2014	3,853,939	2,822,409
Community Health Systems, Inc. bank term loan FRN Ser.
DD, 0 1/2s, 2014 (U)	201,620	147,655
Fenwal Controls of Japan, LTD. bank term loan FRN
7.446s, 2014	500,000	200,000
Fenwal Controls of Japan, LTD. bank term loan FRN
4.444s, 2014 (Japan)	5,221,374	3,315,573
Fenwal Controls of Japan, LTD. bank term loan FRN Ser.
DD, 4.848s, 2014 (Japan)	881,570	559,797
Healthsouth Corp. bank term loan FRN Ser. B, 4.27s,
2013	3,774,183	2,958,540
Hologic, Inc. bank term loan FRN Ser. B, 4 7/8s, 2013	726,756	632,278
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 8.758s, 2014	6,504,696	3,740,200
Surgical Care Affiliates, Inc. bank term loan FRN Ser.
B, 5.762s, 2015	1,150,000	667,000
United Surgical Partners International, Inc. bank term
loan FRN 4.457s, 2014	3,179,402	2,018,921
		20,279,442

Homebuilding (0.2%)
Realogy Corp. bank term loan FRN 2.3s, 2013 (R)(	711,150	406,689
Realogy Corp. bank term loan FRN Ser. B, 5.706s, 2013
(R)(	2,641,413	1,510,558
		1,917,247

Media (0.1%)
Idearc, Inc. bank term loan FRN Ser. B, 5.67s, 2014	3,090,678	1,002,264
		1,002,264

Oil and gas (0.1%)
Quicksilver Resources, Inc. bank term loan FRN 7 3/4s,
2013	1,007,813	725,625
Targa Resources, Inc. bank term loan FRN 5.97s, 2012	778,647	555,435
Targa Resources, Inc. bank term loan FRN 3.637s, 2012	442,088	315,356
		1,596,416

Retail (0.1%)
Michaels Stores, Inc. bank term loan FRN Ser. B,
4.055s, 2013	1,732,127	848,742
		848,742

Technology (0.4%)
Compucom Systems, Inc. bank term loan FRN 6.68s, 2014	1,192,075	834,453
First Data Corp. bank term loan FRN Ser. B1, 4.345s,
2014	2,682,900	1,814,311
First Data Corp. bank term loan FRN Ser. B3, 5.982s,
2014	812,623	548,520
Flextronics International, Ltd. bank term loan FRN
Ser. B, 7.069s, 2014 (Singapore)	622,065	418,857
Flextronics International, Ltd. bank term loan FRN
Ser. B, 6.155s, 2014 (Singapore)	2,164,785	1,457,621
		5,073,762

Telephone (--%)
Cricket Communications, Inc. bank term loan FRN Ser.
B, 7.262s, 2013	81,872	66,777
		66,777

Transportation (--%)
UAL Corp. bank term loan FRN Ser. B, 3.438s, 2014	198,872	91,879
		91,879

Utilities and power (1.2%)
Energy Future Holdings Corp. bank term loan FRN Ser.
B2, 5.547s, 2014	11,012,151	7,444,214
Energy Future Holdings Corp. bank term loan FRN Ser.
B3, 5.283s, 2014	8,989,200	6,065,463

		13,509,677

Total senior loans (cost $176,688,458)		$112,759,389

CONVERTIBLE BONDS AND NOTES (2.6%)(a)
	Principal
	amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$2,357,000	$824,950
Advanced Micro Devices, Inc. cv. sr. unsec. notes
5 3/4s, 2012	2,100,000	782,250
Alliant Techsystems, Inc. cv. sr. sub. notes 2 3/4s,
2024	2,965,000	3,179,963
Chiquita Brands International cv. sr. unsec. notes
4 1/4s, 2016	1,825,000	1,255,783
General Cable Corp. cv. company guaranty sr. unsec.
notes 1s, 2012	2,000,000	1,060,000
General Growth Properties, Inc. 144A cv. sr. notes
3.98s, 2027 (R)	3,430,000	265,825
Intel Corp. cv. sub. bonds 2.95s, 2035	2,395,000	1,802,238
L-3 Communications Corp. 144A cv. bonds 3s, 2035	5,115,000	4,724,981
Lamar Advertising Co. cv. sr. unsec. unsub. notes Ser.
B, 2 7/8s, 2010	2,315,000	1,750,719
Level 3 Communications, Inc. cv. sr. notes 3 1/2s, 2012	2,785,000	1,061,781
Massey Energy Co. cv. company guaranty sr. unsub.
notes 3 1/4s, 2015	7,297,000	3,557,288
NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s,
2012	3,720,000	2,059,950
Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	5,190,000	2,945,325
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	425,000	332,031
Transocean, Inc. cv. sr. unsec. notes Ser. C, 1 1/2s,
2037	2,635,000	1,976,250
Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	3,812,000	1,882,175

Total convertible bonds and notes (cost $42,204,341)		$29,461,509

COMMON STOCKS (1.0%)(a)
	Shares	Value

AboveNet, Inc. (NON)	2,812	$102,638
Adelphia Recovery Trust (Ser. ACC-1) (NON)	8,448,187	337,927
Bohai Bay Litigation, LLC (Units) (F) (AFF)	3,899	181,347
Chesapeake Energy Corp.	39,686	681,805
Cinemark Holdings, Inc.	181,700	1,368,201
Dana Holding Corp. (NON)	134,227	127,516
Decrane Aircraft Holdings, Inc. (F)(NON)	29,311	29
DigitalGlobe, Inc. 144A (NON) (AFF)	645,566	645,566
El Paso Corp.	133,705	988,080
Elizabeth Arden, Inc. (NON)	71,165	1,003,427
Jarden Corp. (NON)	95,645	1,193,650
Pinnacle Entertainment , Inc. (NON)	117,825	671,603
Qwest Communications International, Inc.	345,050	1,104,160
Service Corporation International	267,640	1,557,665
Time Warner Cable, Inc. Class A	1,733	35,180
Titan Europe PLC (United Kingdom)	251,690	45,551
Titan International, Inc.	29,806	284,349
Veritis Holdings, Inc. (F)(NON)	151,060	151
Williams Cos., Inc. (The)	74,187	1,203,313

Total common stocks (cost $26,400,369)		$11,532,158

CONVERTIBLE PREFERRED STOCKS (0.6%)(a)
	Shares	Value

Crown Castle International Corp. $3.125 cum. cv. pfd.	61,600	$2,048,200
Digital Realty Trust, Inc. $1.094 cv. pfd.	103,440	1,525,740
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	81,807	368,132
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	26,163	1,083,776
Interpublic Group of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd	4,964	1,830,574
Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd.
(In default)	4,338	3,644

Total convertible preferred stocks (cost $19,855,169)		$6,860,066

COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)(a)
	Principal
	amount	Value

DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031	$3,816,434	$1,221,246
GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033	2,470,000	370,500
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	2,435,000	243,500
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	880,000	79,200
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	400,000	32,000

Total collateralized mortgage obligations (cost $7,553,086)		$1,946,446

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)(a)
	Principal
	amount	Value

Argentina (Republic of) bonds FRB 3s, 2013	$5,430,000	$1,514,970

Total foreign government bonds and notes (cost $2,772,942)		$1,514,970

PREFERRED STOCKS (0.0%)(a)
			Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. (PIK)			21,000	$147,000

Total preferred stocks (cost $244,766)				$147,000

WARRANTS (0.0%)(a)(NON)

	Expiration	Strike
	date	Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	1,086	$10,860
Dayton Superior Corp. 144A (F)	6/15/09	0.01	8,614	3,360
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	--
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	--
New ASAT Finance, Ltd. (Cayman Islands) (F)	2/01/11	0.01	794,300	--
Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR 0.001	4,599	55,202
Vertis Holdings, Inc. (F)	10/18/15	$0.01	10,647	1
ZSC Specialty Chemicals PLC 144A (United Kingdom)	6/30/11	GBP 0.01	300,000	3,000
ZSC Specialty Chemicals PLC (Preferred) 144A (United
Kingdom)	6/30/11	GBP 0.01	300,000	3,000

Total warrants (cost $730,927)				$75,423

SHORT-TERM INVESTMENTS (4.0%)(a)
			Shares	Value

Federated Prime Obligations Fund			44,751,595	$44,751,595

Total short-term investments (cost $44,751,595)				$44,751,595

TOTAL INVESTMENTS

Total investments (cost $1,707,688,670) (b)				$1,081,281,889

FORWARD CURRENCY CONTRACTS TO BUY at 11/30/08 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	(depreciation)

Euro	$2,602,580	$2,801,632	12/17/08	$(199,052)

Total				$(199,052)

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/08 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$11,865,317	$13,469,797	12/17/08	$1,604,480

Total				$1,604,480

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/08 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
$22,000	$136	11/18/18	4.10%	3 month USD-LIBOR-BBA	$(1,726)

1,856,000	(6,763)	11/18/13	3 month USD-LIBOR-BBA	3.45%	52,935

1,279,000	(352)	11/18/10	3 month USD-LIBOR-BBA	2.35%	5,914

Total					$57,123

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/08 (Unaudited)

		Upfront					Fixed payments
		premium				Termi-	received	Unrealized
Swap counterparty /		received		Notional		nation	(paid) by fund	appreciation/
Referenced debt*	Rating ***	(paid)**		amount		date	per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	Caa2	$--		$1,225,000		12/20/08	550 bp	$(11,203)

Nalco Co., 7.75%, 11/15/11	B1	--		1,160,000		9/20/12	350 bp	(104,730)

Visteon Corp., 7%, 3/10/14		(494,063)		1,860,000		9/20/13	(500 bp)	942,523

Citibank, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	Caa2	--		1,240,000		12/20/08	725 bp	(5,645)

Abitibibowater Inc., 6 1/2%, 6/15/13	Caa2	--		1,225,000		12/20/08	800 bp	(3,166)

Abitibibowater Inc., 6 1/2%, 6/15/13	Caa2	--		1,225,000		12/20/08	825 bp	(2,362)

Lear Corp., T/L Bank Loan		--		1,025,000	(F)	6/20/13	(225 bp)	220,237
	B2

Lear Corp., T/L Bank Loan	B2	--		1,025,000	(F)	6/20/13	700 bp	(157,110)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	--		895,000		6/20/13	585 bp	(314,194)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	--		715,000		3/20/09	275 bp	(30,354)

Wind Acquisition Finance SA, 9 3/4%, 12/1/15		--	EUR	423,000		3/20/13	(495 bp)	13,746

Credit Suisse International
Advanced Micro Devices, Inc., 7 3/4%, 11/1/12	B3	--		$1,505,000		6/20/09	165 bp	(193,064)

Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	Caa3	--		2,215,000		3/20/09	600 bp	(184,273)

Deutsche Bank AG
Nalco Co., 7.75%, 11/15/11	B1	--		1,115,000		12/20/12	363 bp	(103,630)

Sungard Data Systems, Inc., 9 1/8%, 8/15/13	B3	--		2,712,000		12/20/13	585 bp	(254,786)

Goldman Sachs International
Wind Acquisition Finance SA, 9 3/4%, 12/1/15		--	EUR	960,000		12/20/10	(340 bp)	37,347

JPMorgan Chase Bank, N.A.
Claire's Stores, 9 5/8%, 6/1/15	Caa1	--		$730,000	(F)	6/20/12	230 bp	(601,131)

Jefferson Smurfit Corp., 7.5%, 6/1/13	B3	--		1,145,000		3/20/13	685 bp	(679,718)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	--		715,000		6/20/13	595 bp	(249,342)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices, Inc., 7 3/4%, 11/1/12	B3	--		325,000		6/20/09	190 bp	(43,313)

Nalco Co., 7.75%, 11/15/11	B1	--		1,190,000		9/20/12	330 bp	(93,600)

Nalco Co., 7.75%, 11/15/11	B1	--		1,445,000		3/20/13	460 bp	(70,797)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14		--		3,730,000		9/20/13	(760 bp)	428,047

Total								$(1,460,518)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody's or Standard & Poor's ratings are believed to be the most recent ratings available at November 30, 2008.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

Key to holding's currency abbreviations

EUR	Euro
GBP	British Pound

NOTES

(a) Percentages indicated are based on net assets of $1,114,806,034.

(b) The aggregate identified cost on a tax basis is $1,709,025,545, resulting in gross unrealized appreciation and depreciation of $764,281 and $628,507,937, respectively, or net unrealized depreciation of $627,743,656.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend
Affiliates	cost	proceeds	income	Value

Bohai Bay Litigation, LLC (Units)	$-	$-	$-	$181,347
DigitalGlobe, Inc.	-	-	-	645,566

Totals	$-	$-	$-	$826,913

Market values are shown for those securities affiliated at period end.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at November 30, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On November 30, 2008, fair value pricing was also used for certain foreign securities in the portfolio.

(R) Real Estate Investment Trust.

(U) These securities, in part or in entirety, represent unfunded loan commitments. As of November 30, 2008, the fund had unfunded loan commitments of $382,060, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Bausch & Lomb, Inc.	$180,440
Community Health Systems, Inc.	201,620

Totals	$382,060

At November 30, 2008, liquid assets totaling $23,212,429 have been designated as collateral for open swap contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at November 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange.

Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

At November 30, 2008, fair value pricing was used for certain foreign securities in the portfolio.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

Certain securities may be valued on the basis of a price provided by a single source.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.

Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam, LLC. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund totaled $111,860 for the period ended November 30, 2008. During the period ended November 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $13,750,839 and $84,786,376, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1	$55,084,042	$--

Level 2	1,025,767,008	2,033

Level 3	430,839	--

Total	$1,081,281,889	$2,033

* Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of November 30, 2008:

	Investment in Securities	Other Financial Instruments*

Balance as of August 31, 2008	$358,212	$--

Accrued discounts/premiums	13,875	--

Realized Gain / Loss	(9,538,149)	--
Change in net unrealized appreciation (depreciation)	9,631,579	--

Net Purchases / Sales	(34,678)	--

Net Transfers in and/or out of Level 3	--	--

Balance as of November 30, 2008	$430,839	$--

* Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: January 28, 2009

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: January 28, 2009